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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2001

                                     [LOGO]
                                    KEYCORP
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                       0-850                  34-6542451
-----------------------------  ----------------------  ------------------------
 (State or other jurisdiction  Commission File Number      (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)


  127 Public Square, Cleveland, Ohio                           44114-1306
----------------------------------------               ------------------------
    (Address of principal executive                            (Zip Code)
               offices)


       Registrant's telephone number, including area code: (216) 689-6300






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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE
         -----------------------------------------

On April 18, 2001, the Registrant issued a press release announcing its earnings results for the three-month period ended March 31, 2001. This press release, dated April 18, 2001, is attached as Exhibit 99.1 to this report.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(c)      Exhibits
         --------

         99.1 The Registrant's April 18, 2001, press release announcing its earnings results for the three-month period ended March 31, 2001.


ITEM 9. REGULATION FD DISCLOSURE
        ------------------------

On April 18, 2001, the Registrant conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by the Registrant in the conference call/webcast follows as Annex A to this item 9.




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                                                                               1

                                ANNEX A TO ITEM 9

                           FIRST QUARTER 2001 REVIEW

                                 [KEYCORP LOGO]

                                 APRIL 18, 2001



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                                                                               2

                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                      FORWARD-LOOKING STATEMENT DISCLOSURE

The conference call and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues like anticipated second quarter and full-year 2001 earnings, anticipated level of net loan charge-offs and nonperforming assets and anticipated improvement in profitability and competitiveness. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: changes in interest rates; continued softening in the economy which could materially impact credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; changes in law imposing new legal obligations or restrictions or unfavorable resolution of litigation; and changes in accounting, tax or regulatory practices or requirements.

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                          FIRST QUARTER REVIEW OUTLINE

- INTRODUCTION                          B. SOMERS
- OVERVIEW                              H. MEYER
- FINANCIAL REVIEW                      L. IRVING
- ASSET QUALITY                         K. BLAKELY
- WRAP UP/Q&A                           B. SOMERS

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                                                                               4

COMPETITIVENESS INITIATIVE
FTE REDUCTIONS

                                  [BAR GRAPH]

                               NET REDUCTION: 15%

FTE IN THOUSANDS  25.9    24.6    22.1    21.9
                  1998    1999    2000    MAR-01

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                                                                               5

FIRST QUARTER 2001 DEVELOPMENTS

POSITIVES:
- RETAIL DEPOSIT GROWTH
- STRONG GROWTH IN HOME EQUITY LOANS
- CONTINUED EXPENSE REDUCTION

NEGATIVES:
- CAPITAL MARKETS RELATED REVENUES
- CREDIT QUALITY EROSION

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                                                                               6

                          LINE OF BUSINESS PERFORMANCE

                                 RETAIL BANKING
                      (a division of Key Consumer Banking)

                                    [GRAPHS]
IN MILLIONS

REVENUE         $ 329   $ 344   $ 356   $ 340   $ 339
NET INCOME      $  60   $  66   $  78   $  72   $  73
                 1Q00    2Q00    3Q00    4Q00    1Q01

                         HOME EQUITY & CONSUMER FINANCE
                      (a division of Key Consumer Banking)

                                    [GRAPHS]
IN MILLIONS

REVENUE         $ 146   $ 146   $ 137   $ 147   $ 148
NET INCOME      $  18   $  20   $  16   $  18   $  20
                 1Q00    2Q00    3Q00    4Q00    1Q01

                             KEY CORPORATE FINANCE

                                    [GRAPHS]
IN MILLIONS

REVENUE         $ 419   $ 442   $ 438   $ 482   $ 446
NET INCOME      $ 110   $ 116   $ 115   $ 142   $ 112
                 1Q00    2Q00    3Q00    4Q00    1Q01

                             KEY CAPITAL PARTNERS*

                                    [GRAPHS]
IN MILLIONS

REVENUE         $ 264   $ 256   $ 260   $ 268   $ 228
NET INCOME      $  22   $  28   $  38   $  34   $   2
                 1Q00    2Q00    3Q00    4Q00    1Q01


* NONINTEREST INCOME AND EXPENSE ATTRIBUTABLE TO KEY CAPITAL PARTNERS IS ASSIGNED TO RETAIL BANKING, HOME EQUITY AND CONSUMER FINANCE OR KEY CORPORATE FINANCE IF ONE OF THOSE BUSINESSES IS PRINCIPALLY RESPONSIBLE FOR MAINTAINING THE RELATIONSHIP WITH THE CLIENT THAT USED KEY CAPITAL PARTNERS' PRODUCTS AND SERVICES.

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                                                                               7


                       NET INTEREST INCOME & MARGIN (TE)

(IN MILLIONS)

                                  [BAR GRAPH]

NET INTEREST INCOME      $   678    $   680     $   691     $   709   $   695
NET INTEREST MARGIN         3.68%      3.68%       3.68%       3.71%     3.63%
AVG. EARNING ASSETS      $73,679    $73,858     $74,709     $76,036   $76,872
                            1Q00       2Q00        3Q00        4Q00      1Q01

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                                                                               8

NET INTEREST MARGIN (TE)
4Q00 VS. 1Q01

--------------------------------------------------------------------------------
Net Interest Margin 4Q00                3.71%
--------------------------------------------------------------------------------

Deposit Spreads                 (.03)
Seasonal Factors                (.03)
Balance Sheet Growth            (.02)
                              ------

--------------------------------------------------------------------------------
Net Interest Margin 1Q01                3.63%
--------------------------------------------------------------------------------

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                                                                               9

NONINTEREST INCOME
4Q00 VS. 1Q01 (IN MILLIONS)

--------------------------------------------------------------------------------
Noninterest Income 4Q00                         $ 508
--------------------------------------------------------------------------------

Equity Capital Gains                    (31)
Net Securities Gains                      7
Investment Banking and Underwriting     (10)
Brokerage                                (6)
Other components                        (13)
                                       ----

--------------------------------------------------------------------------------
Noninterest Income 1Q01                         $ 455
--------------------------------------------------------------------------------

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                                                                              10

NONINTEREST EXPENSE
4Q00 VS. 1Q01 (IN MILLIONS)


--------------------------------------------------------------------------------
Noninterest Expense 4Q00                        $ 705
--------------------------------------------------------------------------------

Salaries and Incentives         (12)
Equipment                        (4)
FICA                              9
                                ----
--------------------------------------------------------------------------------
NONINTEREST EXPENSE 1Q01                        $ 698
--------------------------------------------------------------------------------

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                                                                              11

NET CHARGE-OFFS BY LOAN TYPE

IN MILLIONS          1Q00     2Q00      3Q00      4Q00     1Q01
                    ------   ------    ------    ------   ------
Commercial          $ 27.0   $ 36.3    $ 60.6    $ 43.0   $ 51.0
Consumer              35.6     33.2      44.4      51.9     58.2
                    ------   ------    ------    ------   ------
CORE NET C/O          62.6     69.5     105.0      94.9    109.2
NON-CORE NET C/O
    Credit Card       14.8     (1.7)     (0.6)     --       --
    FFIEC             56.6     --        --        12.9     --
                    ------   ------    ------    ------   ------
TOTAL NET C/O       $134.0   $ 67.8    $104.4    $107.8   $109.2

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                                                                              12

PROVISION VS. NET CHARGE-OFFS
IN MILLIONS


                                  [BAR GRAPH]

LOAN LOSS PROVISION               $183   $ 68   $131   $108    $110
NET CHARGE-OFFS-TOTAL             $134   $ 68   $104   $108    $109
NET CHARGE-OFFS-NON-CORE          $ 72                 $ 13
                                  1Q00   2Q00   3Q00   4Q00    1Q01

NET C/O %                         0.39%* 0.43%  0.63%  0.57%*  0.66%

* EXCLUDES FFIEC AND ONE-TIME ITEMS


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                                                                              13

ASSET QUALITY INDICATORS
IN MILLIONS                         1Q00       2Q00      3Q00     4Q00       1Q01
                                    ----       ----      ----     ----       ----
Nonperforming Loans               $  473     $  545    $  592    $  650     $  713
  to EOP Loans                      0.74%      0.83%     0.89%     0.97%      1.06%

Nonperforming Assets              $  497     $  577    $  617    $  672     $  740
  to EOP Loans+OREO+Other NPA       0.78%      0.88%     0.93%     1.00%      1.10%

Core Net C/O                      $   62*    $   70    $  105    $   95*    $  109
  to Average Loans                  0.39%*     0.43%     0.63%     0.57%*     0.66%

Allowance                         $  979     $  979    $1,001    $1,001     $1,001
  to Total Loans                    1.53%      1.49%     1.51%     1.50%      1.49%
  to Nonperforming Loans             207%       180%      169%      154%       140%

* EXCLUDES FFIEC AND ONE-TIME ITEMS



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                                                                              14



NONPERFORMING LOANS: 1Q01

- 1Q01 Increase:                $ 63MM or 9.7%
- Largest Addition:             $ 21MM (Media)
- Second Largest Addition:      $ 16MM (Structured Finance)

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                                                                              15

NONPERFORMING LOANS: 1Q01

LARGEST NPL:           $ 29MM (HEALTHCARE)
2ND LARGEST:           $ 21MM (MEDIA)
3RD LARGEST:           $ 19MM (LARGE CORPORATE)
10TH LARGEST           $ 10MM (STRUCTURED FINANCE)
20TH LARGEST           $  5MM (STRUCTURED FINANCE)
TOTAL/TOP 20 NPLS:     $227MM

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                                                                              16

NONPERFORMING LOANS: 1Q01

Composition of Top 20 NPLs:

        STRUCTURED FINANCE              $ 61MM
        HEALTHCARE                      $ 52MM
        MIDDLE MARKET                   $ 42MM
        LARGE CORPORATE                 $ 36MM
        MEDIA                           $ 21MM
        FLOOR PLAN                      $  8MM
        AGRICULTURE                     $  6MM

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                                                                              17

CORE PRE-TAX INCOME BEFORE LOAN
LOSS PROVISION (TE)
(IN MILLIONS)

                                  [BAR GRAPH]

PRE-TAX INC. BEFORE PROV.   $423   $459   $479   $509    $452
                            1Q00   2Q00   3Q00   4Q00    1Q01


                            1Q00*  2Q00   3Q00   4Q00    1Q01    1Q00 VS. 1Q01
                            -----  ----   ----   ----    ----    -------------
PRE-TAX INCOME               361    391    375    414     342
LOAN LOSS PROVISION           62     68    104     95     110
                            ----   ----   ----   ----    ----
PRE-TAX INC. BEFORE PROV.    423    459    479    509     452         7%

* EXCLUDES PRE-TAX INCOME FROM DIVESTED CREDIT CARD BUSINESS


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                                                                              18

SECOND QUARTER 2001 OUTLOOK (CORE)

(COMPARED TO 1Q01)

REVENUE LOWER SINGLE DIGIT ANNUALIZED GROWTH - SUPPORTED BY MODEST LOAN GROWTH, A RELATIVELY STABLE NET INTEREST MARGIN AND SLIGHT GROWTH IN FEE INCOME.

EXPENSE                 RELATIVELY FLAT - DEPENDENT UPON GROWTH IN FEE INCOME
                        BUSINESSES

PRE-TAX PRE-PROV.       MID-SINGLE DIGIT INCREASE
EARNINGS

CREDIT QUALITY          NONPERFORMING ASSETS AND NET CHARGE-OFFS ARE EXPECTED TO
                        INCREASE

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                                                                              19

                                    APPENDIX


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                                                                              20

NONINTEREST INCOME

IN MILLIONS                          1Q00    2Q00    3Q00     4Q00    1Q01
RECURRING ITEMS                     -----   -----   -----    -----   -----
1. Trust & Invest Services Inc.     $ 160   $ 150   $ 148    $ 150   $ 141
2. Inv. Banking & Cap. Mkts. Inc.      89      98      91       94      65
3. Service Charges on Deposits         86      85      85       85      84
4. COLI Income                         25      25      28       31      27
5. L/C & Loan Fees                     23      24      26       34      29
6. Electronic Banking Fees             15      17      18       18      17
7. Other Income                        78      76      64       96      92
                                    -----   -----   -----    -----   -----
CORE NONINTEREST INCOME               476     475     460      508     455

NON-CORE ITEMS                        330      --     (55)      --      --
                                    -----   -----   -----    -----   -----
TOTAL NONINTEREST INCOME            $ 806   $ 475   $ 405    $ 508   $ 455

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                                                                              21
NONINTEREST EXPENSE

IN MILLIONS                           1Q00    2Q00    3Q00    4Q00    1Q01
RECURRING ITEMS                      -----   -----   -----   -----   -----
1. Personnel                         $ 382   $ 361   $ 342   $ 360   $ 364
2. Net Occupancy & Equipment           105      98      96      97      95
3. Computer Processing                  59      60      59      62      62
4. Marketing                            22      31      29      28      27
5. Amortization of Intangibles          25      25      26      25      26
6. Professional Fees                    19      21      18      19      18
7. Postage & Delivery                   17      17      15      16      17
8. Telecommunications                   14      13      12      12      11
9. Other Expense                        75      70      75      89      78
                                     -----   -----   -----   -----   -----
CORE NONINTEREST EXPENSE               718     696     672     708     698
NON-CORE ITEMS                           9       2     115      (3)     --
                                     -----   -----   -----   -----   -----
TOTAL NONINTEREST EXPENSE            $ 727   $ 698   $ 787   $ 705   $ 698

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                                                                              22

STATEMENT OF INCOME-REPORTED

IN MILLIONS, EXCEPT PER SHARE DATA    1Q00    2Q00    3Q00    4Q00    1Q01
                                     -----   -----   -----   -----   -----
Net Interest Income (TE)             $ 678   $ 680   $ 691   $ 709   $ 695
Loan Loss Provision                    183      68     131     108     110
Noninterest Income                     806     475     405     508     455
Noninterest Expense                    727     698     787     705     698
                                     -----   -----   -----   -----   -----
                                       574     389     178     404     342
Income Taxes & TE adj.                 207     141      57     138     124
Accounting Change, Net of Tax           --      --      --      --      (1)
                                     -----   -----   -----   -----   -----
Net Income                           $ 367   $ 248   $ 121   $ 266   $ 217
EPS - Assuming Dilution              $0.83   $0.57   $0.28   $0.62   $0.51
Avg. Common Shares O/S
  Assuming Dilution                  443.8   436.0   432.0   430.6   429.9



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                                                                              23

SIGNIFICANT NON- CORE ITEMS

IN MILLIONS, EXCEPT PER SHARE DATA    1Q00    2Q00     3Q00     4Q00    1Q01
                                     -----   -----    -----    -----   -----
Net Interest Income (TE)             $   1      --       --       --      --
Loan Loss Provision                    121      --    $  27    $  13      --
Noninterest Income                     330      --      (55)      --      --
Noninterest Expense                      9   $   2      115       (3)     --
                                     -----   -----    -----    -----
Income (Loss) Before Taxes (TE)        201      (2)    (197)     (10)     --
Income Taxes and TE adj.                77      (1)     (73)      (4)     --
                                     -----   -----    -----    -----    ----
Net Income (Loss)                    $ 124   $  (1)   $(124)   $  (6)     --

1Q00 Credit card gain, loan loss provision methodology change, restructuring and other one-time net charges
2Q00 Software write-off
3Q00 Investment portfolio reconfiguration, additional loan loss provision, restructuring and other one-time charges
4Q00 Adjustment to loan loss provision (FFIEC), restructuring credit and other one-time charges

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                                                                              24
STATEMENT OF INCOME-CORE

IN MILLIONS, EXCEPT PER SHARE DATA    1Q00    2Q00    3Q00    4Q00    1Q01
                                     -----   -----   -----   -----   -----
Net Interest Income (TE)             $ 677   $ 680   $ 691   $ 709   $ 695
Loan Loss Provision                     62      68     104      95     110
Noninterest Income                     476     475     460     508     455
Noninterest Expense                    718     696     672     708     698
                                     -----   -----   -----   -----   -----
                                       373     391     375     414     342
Income Taxes & TE adj.                 130     142     130     142     124
Accounting Change, Net of Tax           --      --      --      --      (1)
                                     -----   -----   -----   -----   -----
Net Income                           $ 243   $ 249   $ 245   $ 272   $ 217
Avg. Common Shares O/S
  Assuming Dilution                  443.8   436.0   432.0   430.6   429.9

EPS - Core                           $0.55   $0.57   $0.57   $0.63   $0.51
EPS - Adjusted Core                  $0.53   $0.57   $0.57   $0.63   $0.51


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      KEYCORP
                                          --------------------------------------
                                                    (Registrant)


Date:  April 18, 2001                                /s/ Lee Irving
                                          --------------------------------------
                                          By:   Lee Irving
                                                Executive Vice President
                                                and Chief Accounting Officer